[LOGO] Merrill Lynch   Investment Managers

Semi-Annual Report
April 30, 2001

MuniYield
Quality
Fund II, Inc.

www.mlim.ml.com

                        MUNIYIELD QUALITY FUND II, INC.

The Benefits and Risks of Leveraging

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                 MuniYield Quality Fund II, Inc., April 30, 2001

DEAR SHAREHOLDER

For the six months ended April 30, 2001, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.365 per share income dividends, which included earned and unpaid dividends of $0.058. This represents a net annualized yield of 5.91%, based on a month-end net asset value of $12.43 per share. For the six-month period ended April 30, 2001, the total investment return on the Fund's Common Stock was +3.53%, based on a change in per share net asset value from $12.39 to $12.43, and assuming reinvestment of $0.373 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction Market Preferred Stock had an average yield of 4.35% for Series A, 4.33% for Series B and 3.74% for Series C.

The Municipal Market Environment

During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%-3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April.

During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%-5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices.
Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy

In response to significant national economic and fiscal developments during the six-month period ended April 30, 2001, we adopted a more defensive strategy. Specifically, the Federal Reserve Board acted


                                     2 & 3

                                 MuniYield Quality Fund II, Inc., April 30, 2001

aggressively to rekindle economic growth by lowering short-term interest rates, while significant Federal tax relief packages were proposed to Congress. We believe both of these developments will increase growth and inflationary expectations. Additionally, municipal market yields dropped to the lowest levels since the spring of 1999. We shifted the Fund to a more defensive stance by purchasing premium coupon bonds and/or selling bonds with longer maturities. The Fund did remain materially fully invested to enhance shareholder income and maintained its overall credit quality profile. At April 30, 2001, the Fund had approximately 86% of net assets in bonds rated A or better (the majority of which were rated AAA) by at least one of the major bond rating agencies.

Looking ahead, we expect to remain fully invested in the municipal market and to retain the current credit quality profile. We will look for opportunities in the market provided by new municipal issuance to structure the portfolio more favorably. We also expect to retain our current position until the effects of recent monetary stimulus and any proposed tax cuts are exhibited in the economy. The drop in short-term interest rates engineered by the Federal Reserve Board should provide a favorable backdrop for the Fund's borrowing costs. A decline in borrowing costs can generate additional income for the Fund's Common Stock shareholders from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and
Portfolio Manager

May 30, 2001

PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield Quality Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------
                                                             Shares Voted       Shares Withheld
                                                                  For             From Voting
-----------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:   Terry K. Glenn            12,590,166            309,203
                                    Herbert I. London         12,584,317            315,052
                                    Andre F. Perold           12,592,012            307,357
                                    Roberta Cooper Ramo       12,589,364            310,005
-----------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2001, MuniYield Quality Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------
                                                              Shares Voted      Shares Withheld
                                                                   For            From Voting
-----------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Joseph L. May,
   Andre F. Perold and Roberta Cooper Ramo as follows:
                                    Series A                       1,383                415
                                    Series B                       2,000                  0
                                    Series C                       1,656                 18
-----------------------------------------------------------------------------------------------


                                     4 & 5

                                 MuniYield Quality Fund II, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P    Moody's   Face
STATE              Ratings  Ratings  Amount  Issue                                                                            Value
====================================================================================================================================
Arizona--1.4%      A1+      P1       $  700  Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                                             (Arizona Public Service Company), VRDN, Series C, 4.50% due 5/01/2029 (m)       $   700
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000  Maricopa County, Arizona, Stadium District Revenue Bonds, 5.75% due
                                             7/01/2016 (i)                                                                     2,067
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,750  Mesa, Arizona, GO, 6.50% due 7/01/2011 (c)                                        3,192
====================================================================================================================================
California--5.1%                             ABC, California, Unified School District, GO (c):
                   AAA      Aaa         665    5.59%** due 8/01/2032                                                             113
                   AAA      Aaa       1,115    5.59%** due 8/01/2033                                                             179
                   AAA      Aaa       1,170    5.60%** due 8/01/2034                                                             177
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       7,500  Alameda Corridor, California, Transportation Authority Revenue Bonds,
                                             Series 1999-A, 5.402%** due 10/01/2030 (i)                                        1,407
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      NR*       2,500  California Health Facilities Finance Authority Revenue Bonds
                                             (Kaiser Permanente), RIB, Series 26, 6.56% due 6/01/2022 (g)(l)                   2,575
                   -----------------------------------------------------------------------------------------------------------------
                   A1+      NR*       4,100  California Pollution Control Financing Authority, PCR, Refunding
                                             (Pacific Gas and Electric), VRDN, AMT, Series B, 5% due 11/01/2026 (m)            4,100
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aaa       2,000  California State, GO, Refunding, RIB, Series 470x, 7.58% due 2/01/2010 (i)(l)     2,430
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      NR*       6,250  Los Angeles, California, Water and Power Revenue Refunding Bonds, DRIVERS,
                                             Series 185, 6.103% due 7/01/2013 (i)(l)                                           6,718
                   -----------------------------------------------------------------------------------------------------------------
                   AA       Aa3       3,650  Sacramento County, California, Sanitation District Financing Authority,
                                             Revenue Refunding Bonds, Trust Receipts, Class R, Series A, 7.597% due
                                             12/01/2019 (l)                                                                    4,055
====================================================================================================================================
Colorado--6.7%     AAA      Aaa      16,250  Colorado Department of Transit, TRAN, 6% due 6/15/2015 (a)                       17,629
                   -----------------------------------------------------------------------------------------------------------------
                   AA       Aa2       3,000  Colorado HFA, Revenue Bonds, AMT, Senior Series E-2, 7% due 2/01/2030             3,290
                   -----------------------------------------------------------------------------------------------------------------
                                             Colorado Housing and Finance Authority Revenue Bonds:
                   AA       Aa2       3,000    (S/F Program), AMT, Senior Series A-2, 6.50% due 8/01/2031                      3,258
                   AA       Aa2       1,000    Senior Series E-3, 6.70% due 2/01/2032                                          1,080
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aaa       3,000  Lower Colorado River Authority, Texas, Revenue Refunding Bonds, DRIVERS,
                                             Series 166, 7.625% due 5/15/2009 (g)(l)                                           3,596
====================================================================================================================================
Connecticut--6.6%  AA       Aa2       5,550  Connecticut State, GO, Series A, 6% due 4/15/2016                                 6,079
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,400  Connecticut State Health and Educational Facilities Authority, Revenue
                                             Refunding Bonds (Yale University), RIB, 8.025% due 6/10/2030 (l)                  1,482
                   -----------------------------------------------------------------------------------------------------------------
                                             Connecticut State Regional Learning Educational Service Center Revenue Bonds
                                             (Office/Education Center Facility):
                   NR*      NR*         860    7.50% due 2/01/2005                                                               877
                   NR*      NR*       1,100    7.75% due 2/01/2015                                                             1,155
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa      11,195  Connecticut State Resource Recovery Authority, Revenue Refunding Bonds
                                             (Mid-Connecticut System), Series A, 5.50% due 11/15/2011 (i)                     11,787
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aaa       2,750  Connecticut State Special Tax Obligation Revenue Bonds, RIB, Series 372,
                                             7.78% due 12/01/2017 (c)(l)                                                       3,194
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      NR*       3,000  Connecticut State Special Tax Obligation Revenue Refunding Bonds, DRIVERS,
                                             Series 168, 7.741% due 10/01/2009 (i)(l)                                          3,718
====================================================================================================================================
Florida--1.7%      AAA      Aaa       5,000  Florida State Board of Education, Lottery Revenue Bonds, Series B, 5.75%
                                             due 7/01/2010 (c)                                                                 5,481
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      B1        2,080  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida Education and
                                             Research Foundation Project), Series A, 7% due 9/01/2024                          1,842
====================================================================================================================================
Georgia--6.4%      AAA      Aaa       7,850  Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875% due
                                             1/01/2017 (c)                                                                     8,368
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa      15,175  Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                             Series Z, 5.50% due 1/01/2020 (i)                                                15,876
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,620  Georgia State, GO, Series E, 6.75% due 12/01/2012                                 3,108
====================================================================================================================================
Illinois--5.8%     AAA      NR*       3,500  Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's Gas,
                                             Light & Coke), Series A, 6.10% due 6/01/2025 (a)                                  3,668
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aaa       2,500  Cook County, Illinois, Community Consolidated School District Number 146,
                                             Tinley Park, GO, 9% due 12/01/2016 (c)                                            3,540
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa      10,000  Illinois Regional Transportation Authority Revenue Bonds, 6.50% due
                                             7/01/2026 (i)                                                                    11,641
                   -----------------------------------------------------------------------------------------------------------------
                   NR*      Aaa       6,000  Illinois Student Assistance Commission, Student Loan Revenue Refunding
                                             Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015                                 6,177
====================================================================================================================================
Indiana--1.5%      AAA      NR*       2,675  Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                             Series A, 6.75% due 2/01/2017                                                     2,947
                   -----------------------------------------------------------------------------------------------------------------
                   AA       NR*       3,100  Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue Refunding
                                             Bonds, Series D, 6.75% due 2/01/2020                                              3,298
====================================================================================================================================
Kansas--3.3%       AA+      Aa1       2,000  Kansas State Development Finance Authority Revenue Bonds, Water Pollution
                                             Control Revolving Fund, Series II, 6% due 11/01/2015                              2,167
                   -----------------------------------------------------------------------------------------------------------------
                                             Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT (h):
                   NR*      Aaa       7,500    (Mortgage Backed Securities Program), Series A-2, 6% due 12/01/2031             8,510
                   NR*      Aaa       2,975    Series A-1, 6.875% due 12/01/2026                                               3,321
====================================================================================================================================
Kentucky--0.7%     NR*      A3        3,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ International
                                             Project), AMT, 7% due 6/01/2024                                                   3,124
====================================================================================================================================
Louisiana--1.0%    AAA      Aaa       3,900  Louisiana Local Government, Environmental Facilities, Community Development
                                             Authority Revenue Bonds (Capital Projects and Equipment Acquisition),
                                             Series A, 6.30% due 7/01/2030 (a)                                                 4,412
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDB       Industrial Development Board
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
TRAN      Tax Revenue Anticipation Notes
VRDN      Variable Rate Demand Notes


                                     6 & 7

                                 MuniYield Quality Fund II, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face
STATE                 Ratings  Ratings   Amount    Issue                                                                      Value
====================================================================================================================================
Massachusetts--2.5%   BBB+     Baa2      $ 2,000   Massachusetts Municipal Wholesale Electric Company, Power Supply
                                                   System Revenue Refunding Bonds, Series A, 6.75% due 7/01/2011             $ 2,101
                      --------------------------------------------------------------------------------------------------------------
                      AA+      Aaa         2,500   Massachusetts State Health and Educational Facilities Authority
                                                   Revenue Bonds (Daughters of Charity-Carney), Series D, 6.10% due
                                                   7/01/2006 (k)                                                               2,701
                      --------------------------------------------------------------------------------------------------------------
                                                   Massachusetts State Health and Educational Facilities Authority, Revenue
                                                   Refunding Bonds (New England Memorial Hospital), Series B (j):
                      NR*      Ca          2,416     6% due 7/01/2008                                                            483
                      NR*      Ca          4,201     6.125% due 7/01/2013                                                        840
                      --------------------------------------------------------------------------------------------------------------
                      NR*      Aa3         4,200   Massachusetts State Revenue Bonds, RIB, Series 420, 7.03% due
                                                   12/15/2014 (l)                                                              4,749
====================================================================================================================================
Michigan--0.7%        AA+      NR*         2,685   Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90% due
                                                   12/01/2015 (d)                                                              2,803
                      --------------------------------------------------------------------------------------------------------------
                      A1+      VMIG1@        200   Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                                                   (William Beaumont Hospital), VRDN, Series L, 4.50% due 1/01/2027 (m)          200
====================================================================================================================================
Mississippi--3.5%     A        A3          6,000   Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding
                                                   (Weyerhaeuser Company Project), Series A, 6.80% due 4/01/2022               6,659
                      --------------------------------------------------------------------------------------------------------------
                      BBB-     Ba1         9,000   Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                                   (System Energy Resources Inc. Project), 5.875% due 4/01/2022                8,152
====================================================================================================================================
Missouri--1.4%                                     Saint Louis County, Missouri, Pattonville R-3 School District,
                                                   GO (Missouri Direct Deposit Program) (c):
                      AAA      Aaa         2,000     5.75% due 3/01/2015                                                       2,136
                      AAA      Aaa         2,000     5.75% due 3/01/2016                                                       2,123
                      AAA      Aaa         1,500     6% due 3/01/2019                                                          1,614
====================================================================================================================================
New Jersey--2.6%      AAA      Aaa         5,000   Cape May County, New Jersey, Industrial Pollution Control Financing
                                                   Authority, Revenue Refunding Bonds (Atlantic City Electric Company
                                                   Project), Series B, 7% due 11/01/2029 (i)                                   5,561
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         5,000   Salem County, New Jersey, Industrial Pollution Control Financing
                                                   Authority, Revenue Refunding Bonds (Public Service Electric & Gas), RIB,
                                                   Series 380, 8.08% due 6/01/2031 (i)(l)                                      5,601
====================================================================================================================================
New Mexico--4.9%      BBB      Baa2        5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge Corporation Project),
                                                   6.50% due 4/01/2013                                                         5,148
                      --------------------------------------------------------------------------------------------------------------
                      AAA      NR*         2,360   New Mexico Mortgage Finance Authority Revenue Bonds (S/F Mortgage Program),
                                                   AMT, Series E-2, 6.25% due 7/01/2029 (e)(f)                                 2,531
                      --------------------------------------------------------------------------------------------------------------
                                                   New Mexico State Highway Commission, Tax Revenue Bonds, Senior Sub Lien,
                                                   Series A:
                      AA+      Aa2         7,295     6% due 6/15/2014                                                          7,935
                      AA+      Aa2         4,995     6% due 6/15/2015                                                          5,399
====================================================================================================================================
New York--12.3%       AAA      Aaa         9,280   Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                   5.75% due 8/01/2022 (g)                                                     9,643
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Dormitory Authority Revenue Bonds, Series C (i):
                      AAA      Aaa         1,490     7.375% due 5/15/2009 (k)                                                  1,815
                      AAA      Aaa         5,510     7.375% due 5/15/2010                                                      6,461
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         9,000   New York State Dormitory Authority, Revenue Refunding Bonds (State
                                                   University Educational Facilities), 5.75% due 5/15/2024 (c)                 9,430
                      --------------------------------------------------------------------------------------------------------------
                      NR*      Aaa         9,825   New York State Mortgage Agency Revenue Bonds, AMT, 24th Series, 5.875%
                                                   due 10/01/2015                                                             10,238
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         3,500   New York State Thruway Authority, Local Highway and Bridge Service
                                                   Contract Revenue Refunding Bonds, 6% due 4/01/2012 (i)                      3,831
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa        10,505   New York State Thruway Authority, Service Contract Revenue Bonds
                                                   (Local Highway and Bridge), 5.625% due 4/01/2013 (i)                       11,185
====================================================================================================================================
North Carolina--4.0%  NR*      Aaa         1,750   Appalachian State University, North Carolina, Housing and Student Center
                                                   System Revenue Bonds, 5.60% due 7/15/2020 (g)                               1,805
                      --------------------------------------------------------------------------------------------------------------
                      A        A3         14,750   Martin County, North Carolina, Industrial Facilities and Pollution
                                                   Control Financing Authority Revenue Bonds (Solid Waste Disposal--
                                                   Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                            15,251
====================================================================================================================================
Ohio--1.9%            A1+      VMIG1@      1,400   Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                                                   VRDN, Series D, 4.50% due 1/01/2026 (m)                                     1,400
                      --------------------------------------------------------------------------------------------------------------
                      NR*      Aaa         6,290   Plain, Ohio, Local School District, GO, Refunding, 6% due 12/01/2020 (c)    6,715
====================================================================================================================================
Pennsylvania--1.4%    NR*      Aaa         3,335   Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                   Bonds, RIB, Series 396, 7.61% due 1/01/2019 (g)(l)                          3,858
                      --------------------------------------------------------------------------------------------------------------
                      NR*      NR*         4,000   Pennsylvania Economic Development Financing Authority, Exempt
                                                   Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                                   6.25% due 11/01/2027                                                        2,100
====================================================================================================================================
Rhode Island--1.7%    A-       Baa1        3,000   Rhode Island Depositors Economic Protection Corporation, Special
                                                   Obligation Revenue Refunding Bonds, Series A, 5.75% due 8/01/2021 (b)       3,177
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         4,010   Rhode Island State Health and Educational Building Corporation,
                                                   Higher Education Facilities Revenue Bonds (University of Rhode Island),
                                                   Series A, 5.70% due 9/15/2024 (i)                                           4,111
====================================================================================================================================
South Carolina--2.8%  A-       A2          5,765   Berkeley County, South Carolina, Pollution Control Facilities Revenue
                                                   Refunding Bonds (South Carolina Electric and Gas Company), 6.50%
                                                   due 10/01/2014                                                              6,050
                      --------------------------------------------------------------------------------------------------------------
                      A        A1          2,950   Fairfield County, South Carolina, PCR (South Carolina Electric and Gas
                                                   Company), 6.50% due 9/01/2014                                               3,119
                      --------------------------------------------------------------------------------------------------------------
                      NR*      NR*         2,500   Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                                   Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                      2,661
====================================================================================================================================
Tennessee--3.0%       AAA      Aaa         7,365   Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside
                                                   Redevelopment Corporation), 5.875% due 10/01/2024 (a)                       7,703
                      --------------------------------------------------------------------------------------------------------------
                      BBB      Baa3        5,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                                   Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                     5,154
====================================================================================================================================
Texas--7.5%           AAA      Aaa         2,900   Austin, Texas, Electric Utility System Revenue Refunding Bonds, 7.25%
                                                   due 11/15/2009 (g)                                                          3,442
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         4,000   Austin, Texas, Utility System Revenue Refunding Bonds, Series 1998, 6.75%
                                                   due 11/15/2009 (a)                                                          4,614
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         1,630   Brownsville, Texas, GO (Combined Tax and Revenue Certificates of
                                                   Obligation), Series A, 6.50% due 2/15/2017 (c)                              1,798
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         2,730   Corpus Christi, Texas, Utility System Revenue Refunding Bonds, Series A,
                                                   6% due 7/15/2016 (g)                                                        2,929
                      --------------------------------------------------------------------------------------------------------------
                                                   Dickinson, Texas, Independent School District, GO, Refunding:
                      AAA      Aaa         1,180     6% due 2/15/2017                                                          1,254
                      AAA      Aaa         1,250     6% due 2/15/2018                                                          1,325
                      --------------------------------------------------------------------------------------------------------------
                      AA       NR*         4,000   Gregg County, Texas, Health Facilities Development Corporation, Hospital
                                                   Revenue Bonds (Good Shepherd Medical Center Project), 6.875% due
                                                   10/01/2020                                                                  4,387
                      --------------------------------------------------------------------------------------------------------------


                                     8 & 9

                                 MuniYield Quality Fund II, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's    Face
STATE                 Ratings  Ratings   Amount    Issue                                                                      Value
====================================================================================================================================
Texas                 BBB+     Baa1      $ 4,200   Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds (Champion
(concluded)                                        International Corporation), AMT, 7.375% due 10/01/2025                   $  4,379
                      --------------------------------------------------------------------------------------------------------------
                      A1+      NR*           900   Harris County, Texas, Health Facilities Development Corporation,
                                                   Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 4.50%
                                                   due 12/01/2025 (m)                                                            900
                      --------------------------------------------------------------------------------------------------------------
                      A1+      NR*         3,600   Harris County, Texas, Health Facilities Development Corporation,
                                                   Revenue Refunding Bonds (Saint Luke's Episcopal Hospital), VRDN,
                                                   Series A, 4.75% due 2/15/2027 (m)                                           3,600
                      --------------------------------------------------------------------------------------------------------------
                      BBB-     Baa3        3,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                   Semiconductor), AMT, 6.375% due 4/01/2027                                   3,432
====================================================================================================================================
Virginia--1.2%        BBB-     Baa3       26,500   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                   Senior-Series B, 5.875%** due 8/15/2024                                     5,206
====================================================================================================================================
Washington--5.3%      AAA      Aaa         7,470   Port Seattle, Washington, Revenue Bonds, AMT, Series B, 6% due
                                                   2/01/2016 (i)                                                               7,865
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         6,500   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6% due
                                                   10/01/2019 (i)                                                              6,888
                      --------------------------------------------------------------------------------------------------------------
                      NR*      Aaa         5,000   Snohomish County, Washington, Arlington School District Number 016,
                                                   GO, 6.50% due 12/01/2015 (c)                                                5,610
                      --------------------------------------------------------------------------------------------------------------
                      AA       NR*         2,200   Washington State Health Care Facilities Authority Revenue Bonds
                                                   (Kadlec Medical Center), 6% due 12/01/2030                                  2,216
====================================================================================================================================
Puerto Rico--2.0%     A        Baa1        5,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                   Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (g)                5,209
                      --------------------------------------------------------------------------------------------------------------
                      NR*      Aaa         3,250   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                                                   RIB, Series 449x, 6.63% due 7/01/2016 (a)(l)                                3,438
====================================================================================================================================
                      Total Investments (Cost--$420,041)--98.9%                                                              423,273
                      Other Assets Less Liabilities--1.1%                                                                      4,711
                                                                                                                            --------
                      Net Assets--100.0%                                                                                    $427,984
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   GNMA Collateralized.
(i)   MBIA Insured.
(j)   Non-income producing security.
(k)   Prerefunded.
(l) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(m) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
 *    Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 @    Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                      As of April 30, 2001
====================================================================================================================================
Assets:               Investments, at value (identified cost--$420,041,020) ........................                    $423,273,325
                      Cash .........................................................................                           7,683
                      Interest receivable ..........................................................                       7,213,466
                      Prepaid expenses and other assets ............................................                          86,328
                                                                                                                        ------------
                      Total assets .................................................................                     430,580,802
                                                                                                                        ------------
====================================================================================================================================
Liabilities:          Payables:
                         Securities purchased ......................................................     $  2,168,660
                         Dividends to shareholders .................................................          228,994
                         Investment adviser ........................................................          172,278      2,569,932
                                                                                                         ------------
                      Accrued expenses and other liabilities .......................................                          26,818
                                                                                                                        ------------
                      Total liabilities ............................................................                       2,596,750
                                                                                                                        ------------
====================================================================================================================================
Net Assets:           Net assets ...................................................................                    $427,984,052
                                                                                                                        ============
====================================================================================================================================
Capital:              Capital Stock (200,000,000 shares authorized):
                         Preferred Stock, par value $.05 per share (6,000 shares of AMPS*
                         issued and outstanding at $25,000 per share liquidation preference) .......                    $150,000,000
                         Common Stock, par value $.10 per share (22,366,930 shares issued
                         and outstanding) ..........................................................     $  2,236,693
                      Paid-in capital in excess of par .............................................      311,763,292
                      Undistributed investment income--net .........................................        1,646,342
                      Accumulated realized capital losses on investments--net ......................      (28,815,381)
                      Accumulated distributions in excess of realized capital gains on
                      investments--net .............................................................      (12,079,199)
                      Unrealized appreciation on investments--net ..................................        3,232,305
                                                                                                         ------------
                      Total--Equivalent to $12.43 net asset value per share of Common Stock
                      (market price--$11.60) .......................................................                     277,984,052
                                                                                                                        ------------
                      Total capital ................................................................                    $427,984,052
                                                                                                                        ============
====================================================================================================================================

*  Auction Market Preferred Stock.

See Notes to Financial Statements.


                                    10 & 11

                                 MuniYield Quality Fund II, Inc., April 30, 2001

STATEMENT OF OPERATIONS

                      For the Six Months Ended April 30, 2001
===================================================================================================================================
Investment            Interest and amortization of premium and discount earned .................                      $  12,058,675
Income:
===================================================================================================================================
Expenses:             Investment advisory fees .................................................      $   1,076,469
                      Commission fees ..........................................................            183,111
                      Accounting services ......................................................             63,841
                      Professional fees ........................................................             43,502
                      Transfer agent fees ......................................................             29,691
                      Listing fees .............................................................             16,883
                      Printing and shareholder reports .........................................             16,123
                      Directors' fees and expenses .............................................             13,246
                      Custodian fees ...........................................................             12,563
                      Pricing fees .............................................................              7,334
                      Other ....................................................................             15,223
                                                                                                      -------------
                      Total expenses ...........................................................                          1,477,986
                                                                                                                      -------------
                      Investment income--net ...................................................                         10,580,689
                                                                                                                      -------------
===================================================================================================================================
Realized &            Realized gain on investments--net ........................................                          1,368,149
Unrealized Gain on    Change in unrealized appreciation on investments--net ....................                            219,194
Investments--Net:                                                                                                     -------------
                      Net Increase in Net Assets Resulting from Operations .....................                      $  12,168,032
                                                                                                                      =============
===================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Six       For the
                                                                                                       Months Ended     Year Ended
                      Increase (Decrease) in Net Assets:                                              April 30, 2001  Oct. 31, 2000
===================================================================================================================================
Operations:           Investment income--net ...................................................      $  10,580,689   $  22,029,545
                      Realized gain (loss) on investments--net .................................          1,368,149     (25,891,907)
                      Change in unrealized appreciation/depreciation on investments--net .......            219,194      29,880,898
                                                                                                      -------------   -------------
                      Net increase in net assets resulting from operations .....................         12,168,032      26,018,536
                                                                                                      -------------   -------------
===================================================================================================================================
Dividends to          Investment income--net:
Shareholders:            Common Stock ..........................................................         (8,334,701)    (18,016,562)
                         Preferred Stock .......................................................         (3,078,500)     (6,054,040)
                                                                                                      -------------   -------------
                      Net decrease in net assets resulting from dividends to shareholders ......        (11,413,201)    (24,070,602)
                                                                                                      -------------   -------------
===================================================================================================================================
Net Assets:           Total increase in net assets .............................................            754,831       1,947,934
                      Beginning of period ......................................................        427,229,221     425,281,287
                                                                                                      -------------   -------------
                      End of period* ...........................................................      $ 427,984,052   $ 427,229,221
                                                                                                      =============   =============
===================================================================================================================================
                      *Undistributed investment income--net ....................................      $   1,646,342   $   2,478,854
                                                                                                      =============   =============
===================================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                                 MuniYield Quality Fund II, Inc., April 30, 2001

FINANCIAL HIGHLIGHTS

               The following per share data and ratios have been derived  For the Six
               from information provided in the financial statements.     Months Ended         For the Year Ended October 31,
                                                                             April 30,  -------------------------------------------
               Increase (Decrease) in Net Asset Value:                        2001        2000       1999         1998       1997
===================================================================================================================================
Per Share      Net asset value, beginning of period ....................   $  12.39     $  12.31   $   15.52    $  15.46   $  14.86
Operating                                                                  --------     --------   ---------    --------   --------
Performance:   Investment income--net ..................................        .47          .99        1.04        1.10       1.15
               Realized and unrealized gain (loss) on investments--net .        .08          .17       (2.65)        .46        .64
                                                                           --------     --------   ---------    --------   --------
               Total from investment operations ........................        .55         1.16       (1.61)       1.56       1.79
                                                                           --------     --------   ---------    --------   --------
               Less dividends and distributions to Common Stock
               shareholders:
                 Investment income--net ................................       (.37)        (.81)       (.86)       (.87)      (.91)
                 Realized gain on investments--net .....................         --           --          --        (.34)      (.03)
                 In excess of realized gain on investments--net ........         --           --        (.49)         --         --
                                                                           --------     --------   ---------    --------   --------
               Total dividends and distributions to Common Stock
               shareholders ............................................       (.37)        (.81)      (1.35)      (1.21)      (.94)
                                                                           --------     --------   ---------    --------   --------
               Effect of Preferred Stock activity:
                 Dividends and distributions to Preferred Stock
                 shareholders:
                   Investment income--net ..............................       (.14)        (.27)       (.19)       (.17)      (.24)
                   Realized gain on investments--net ...................         --           --          --        (.12)      (.01)
                   In excess of realized gain on investments--net ......         --           --        (.06)         --         --
                                                                           --------     --------   ---------    --------   --------
               Total effect of Preferred Stock activity ................       (.14)        (.27)       (.25)       (.29)      (.25)
                                                                           --------     --------   ---------    --------   --------
               Net asset value, end of period ..........................   $  12.43     $  12.39   $   12.31    $  15.52   $  15.46
                                                                           ========     ========   =========    ========   ========
               Market price per share, end of period ...................   $  11.60     $  11.50   $   11.50    $15.1875   $ 14.375
                                                                           ========     ========   =========    ========   ========
===================================================================================================================================
Total          Based on market price per share .........................      4.09%++      7.35%     (16.70%)     14.51%     13.86%
Investment                                                                 ========     ========   =========    ========   ========
Return:**      Based on net asset value per share ......................      3.53%++      8.04%     (12.74%)      8.80%     11.24%
                                                                           ========     ========   =========    ========   ========
===================================================================================================================================
Ratios Based   Total expenses*** .......................................      1.05%*       1.08%        .99%        .95%       .95%
on Average                                                                 ========     ========   =========    ========   ========
Net Assets Of  Total investment income--net*** .........................      7.50%*       8.04%       7.31%       7.21%      7.50%
Common Stock:                                                              ========     ========   =========    ========   ========
               Amount of dividends to Preferred Stock shareholders .....      2.18%*       2.21%       1.30%       1.12%      1.55%
                                                                           ========     ========   =========    ========   ========
               Investment income--net, to Common Stock shareholders ....      5.32%*       5.83%       6.01%       6.09%      5.95%
                                                                           ========     ========   =========    ========   ========
===================================================================================================================================
Ratios Based   Total expenses ..........................................       .69%*        .70%        .67%        .66%       .66%
on Total                                                                   ========     ========   =========    ========   ========
Average Net    Total investment income--net ............................      4.91%*       5.19%       4.97%       4.98%      5.22%
Assets:***+                                                                ========     ========   =========    ========   ========
===================================================================================================================================
Ratios Based   Dividends to Preferred Stock shareholders ...............      4.14%*       4.02%       2.75%       2.53%      3.48%
on Average                                                                 ========     ========   =========    ========   ========
Net Assets
Of Preferred
Stock:
===================================================================================================================================
Supplemental   Net assets, net of Preferred Stock, end of period
Data:          (in thousands) .........................................    $277,984     $277,229   $ 275,281    $342,496   $341,230
                                                                           ========     ========   =========    ========   ========
               Preferred Stock outstanding, end of period (in thousands)   $150,000     $150,000   $ 150,000    $150,000   $150,000
                                                                           ========     ========   =========    ========   ========
               Portfolio turnover ......................................     45.99%      142.46%     164.45%     154.08%    201.87%
                                                                           ========     ========   =========    ========   ========
===================================================================================================================================
Leverage:      Asset coverage per $1,000 ...............................   $  2,853     $  2,848   $   2,835    $  3,283   $  3,275
                                                                           ========     ========   =========    ========   ========
===================================================================================================================================
Dividends      Series A--Investment income--net ........................   $    539     $  1,017   $     706    $    629   $    869
Per Share                                                                  ========     ========   =========    ========   ========
On Preferred   Series B--Investment income--net ........................   $    536     $  1,024   $     702    $    634   $    868
Stock                                                                      ========     ========   =========    ========   ========
Outstanding:   Series C--Investment income--net ........................   $    464     $    986   $     650    $    634   $    872
                                                                           ========     ========   =========    ========   ========
===================================================================================================================================

  *    Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***    Do not reflect the effect of dividends to Preferred Stock
       shareholders.
  +    Includes Common and Preferred Stock average net assets.
 ++    Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a


                                    14 & 15

                                 MuniYield Quality Fund II, Inc., April 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $18,773 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $194,028,161 and $204,108,971, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                    Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................         $ 1,368,149        $  3,232,305
                                                 -----------        ------------
Total ..................................         $ 1,368,149        $  3,232,305
                                                 ===========        ============
--------------------------------------------------------------------------------

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $3,232,305, of which $13,990,437 related to appreciated securities and $10,758,132 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $420,041,020.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.40%; Series B, 3.40%; and Series C, 3.50%.

Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $82,749 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $40,642,000, of which $14,562,000 expires in 2007 and $26,080,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.058460 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.


                                    16 & 17

                                 MuniYield Quality Fund II, Inc., April 30, 2001

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................    64.4%
AA/Aa ................................................................    11.9
A/A ..................................................................    10.0
BBB/Baa ..............................................................     7.8
B/B ..................................................................     0.4
CC/Ca ................................................................     0.3
NR (Not Rated) .......................................................     1.6
Other* ...............................................................     2.5
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of MuniYield Quality Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQT


                                    18 & 19

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniYield Quality Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

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